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                                                                EXHIBIT 23.1
               Consent of Ernst & Young LLP Independent Auditors

We consent to the incorporation by reference in the Registration Statement (Form S-3 No. 333-06467) of WesBanco, Inc. of our report dated February 4, 1998, with respect to the consolidated financial statements of WesBanco, Inc. and subsidiaries incorporated by reference in this Annual Report (Form 10-K) for the year ended December 31, 1997.





                                                    /s/  Ernst & Young LLP
Pittsburgh, Pennsylvania
March 11, 1998